Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS SECOND QUARTER 2015 REVENUES OF $8.6 MILLION; ADJUSTED EBITDA OF $1.9 MILLION

Total First Half Fiscal 2015 Revenue $14.8 Million; Adjusted EBITDA $0.6 Million; Bookings $12 Million; $0.8M in Cash from Operations

Atlanta, GA — September 3, 2015 — Streamline Health Solutions, Inc. (NASDAQ: STRM), a leading provider of transformational data-driven solutions to help healthcare providers reduce exposure to risk, enhance clinical, financial, and operational performance, and improve patient care, today announced financial results for the second quarter of 2015, which ended July 31, 2015.

Revenues for the three-month period ended July 31, 2015 increased approximately 40% to $8.6 million over the April 30, 2015 quarter revenue of $6.2 million, and approximately 19% versus $7.2 million in the comparable period of fiscal 2014.  Revenues for the first six-month period of fiscal 2015 increased 4.2% over the first half of fiscal 2014.

Adjusted EBITDA for the second quarter 2015 improved to $1.9 million dollars as compared to $(1.3) million in the April 30, 2015 quarter; and up approximately 275% over the $0.5 million of Adjusted EBITDA from the second quarter one year ago.  Adjusted EBITDA for the first six months of fiscal 2015 totaled $0.6 million compared to effectively $0 through the first six months of fiscal 2014.

“I’m pleased to report a very solid quarter of performance in almost every category of measurement.  We have grown revenue and Adjusted EBITDA, improved our cash position and reduced our debt,” stated David Sides, President and Chief Executive Officer, Streamline Health.  “I said last quarter, my first full quarter as CEO, that I believed we had begun to turn the tide on our performance, and I think these results support that position.  We have much work to do, but there is great opportunity in front of us.”

Highlights for the second quarter ended July 31, 2015 included:

•                  Revenue for the second quarter 2015 was $8.6 million;

•                  Adjusted EBITDA for the second quarter 2015 was $1.9 million;

•                  Net loss for the second quarter 2015 was $0.6 million;

•                  New sales bookings for the quarter were $5.9 million; and

•                  Backlog at the end of the quarter was $69.7 million.

Conference Call Information

The Company will conduct a conference call to review the results on Thursday, September 3, 2015 at 5:00 PM ET. Interested parties can access the call by dialing 888-417-8465 and then entering passcode 6056218. A live webcast will also be available; click here to register.

A replay of the conference call will be available from Thursday, September 3, 2015 at 8:00 PM ET to Tuesday, September 8, 2015 at 8:00 PM ET by dialing 888-203-1112 and entering passcode 6056218.

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. A table illustrating this measure is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — actionable insights that reduce exposure to risk, enhance operational performance, and improve patient care. Through our Looking Glass® Platform we provide clients with meaningful, intelligent SaaS-based solutions from patient engagement to reimbursement. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our industry, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s estimates of future revenue, backlog, net income, market opportunity, and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404)-229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2015	2014	2015	2014
Revenues:
Systems sales	$1,941,601	$314,085	$2,240,217	$653,291
Professional services	659,372	674,999	1,010,331	1,283,950
Maintenance and support	3,672,118	4,177,165	7,281,183	8,348,977
Software as a service	2,391,008	2,075,823	4,256,810	3,907,025
Total revenues	8,619,009	7,242,072	14,788,541	14,193,243

Operating expenses:
Cost of systems sales	694,794	834,324	1,421,585	1,669,792
Cost of services	647,569	778,691	1,419,065	1,765,116
Cost of maintenance and support	714,273	836,526	1,531,178	1,796,116
Cost of software as a service	702,769	571,464	1,441,600	1,343,043
Selling, general and administrative	3,779,114	4,054,794	8,285,288	8,695,250
Research and development	2,233,356	2,225,120	4,457,549	4,575,564
Total operating expenses	8,771,875	9,300,919	18,556,265	19,845,477
Operating loss	(152,776)	(2,058,847)	(3,767,724)	(5,652,234)
Other expense (income):
Interest expense	(248,175)	(173,539)	(492,116)	(343,017)
Miscellaneous income (expenses)	(159,814)	(41,481)	1,829,160	1,051,290
Loss before income taxes	(560,765)	(2,273,867)	(2,430,680)	(4,943,961)
Income tax benefit (expense)	(3,414)	(1,145)	468	(2,290)
Net loss	$(564,179)	$(2,275,012)	$(2,430,212)	$(4,946,251)
Less: deemed dividends on Series A Preferred Shares	(325,018)	(252,583)	(620,675)	(482,349)
Net loss attributable to common shareholders	$(889,197)	$(2,527,595)	$(3,050,887)	$(5,428,600)
Basic net loss per common share	$(0.05)	$(0.14)	$(0.16)	$(0.30)
Number of shares used in basic per common share computation	18,628,288	18,174,193	18,614,622	18,160,213
Diluted net loss per common share	$(0.05)	$(0.14)	$(0.16)	$(0.30)
Number of shares used in diluted per common share computation	18,628,288	18,174,193	18,614,622	18,160,213

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	July 31, 2015	January 31, 2015

Current assets:
Cash and cash equivalents	$6,031,129	$6,522,600
Accounts receivable, net of allowance for doubtful accounts of $597,811 and $665,962, respectively	9,034,755	6,935,270
Contract receivables	143,114	191,465
Prepaid hardware and third party software for future delivery	8,201	55,173
Prepaid client maintenance contracts	870,274	935,858
Other prepaid assets	1,185,770	1,437,680
Deferred income taxes	220,004	220,004
Other current assets	63,932	207,673
Total current assets	17,557,179	16,505,723

Non-current assets:
Property and equipment:
Computer equipment	2,425,547	2,381,923
Computer software	750,532	964,857
Office furniture, fixtures and equipment	683,443	683,443
Leasehold improvements	727,654	724,015
	4,587,176	4,754,238
Accumulated depreciation and amortization	(1,992,646)	(1,617,423)
Property and equipment, net	2,594,530	3,136,815

Contract receivables, less current portion	26,132	43,553
Capitalized software development costs, net of accumulated amortization of $13,404,226 and $11,846,468, respectively	7,639,360	9,197,118
Intangible assets, net of accumulated amortization of $4,001,143 and $3,326,683, respectively	8,825,857	9,500,317
Deferred financing costs, net of accumulated amortization of $49,063 and $13,677, respectively	305,615	387,199
Goodwill	16,184,667	16,184,667
Other	963,587	823,723
Total non-current assets	36,539,748	39,273,392
	$54,096,927	$55,779,115

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	July 31, 2015	January 31, 2015

Current liabilities:
Accounts payable	$2,682,679	$2,298,851
Accrued compensation	953,619	865,865
Accrued other expenses	210,478	563,838
Current portion of long-term debt	577,530	500,000
Deferred revenues	10,695,093	9,289,076
Current portion of capital lease obligation	749,291	781,961
Total current liabilities	15,868,690	14,299,591

Non-current liabilities:
Term loans	8,431,964	9,500,000
Warrants liability	566,296	1,834,380
Royalty liability	2,446,493	2,385,826
Lease incentive liability	360,030	342,129
Capital lease obligation	211,880	582,911
Deferred revenues, less current portion	1,318,748	964,933
Deferred income tax liability	220,005	229,579
Total non-current liabilities	13,555,416	15,839,758
Total liabilities	29,424,106	30,139,349

Series A 0% Convertible Redeemable Preferred stock, $.01 par value per share, $8,849,985 redemption value, 4,000,000 shares authorized, 2,949,995 issued and outstanding, net of unamortized preferred stock discount of $1,591,332 and $2,212,007, respectively	7,258,653	6,637,978

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized, 18,746,469 and 18,553,389 shares issued and outstanding, respectively	187,465	185,534
Additional paid in capital	79,231,085	78,390,424
Accumulated deficit	(62,004,382)	(59,574,170)
Total stockholders’ equity	17,414,168	19,001,788
	$54,096,927	$55,779,115

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended July 31,
	2015	2014
Operating activities:
Net loss	$(2,430,212)	$(4,946,251)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	625,239	360,986
Amortization of capitalized software development costs	1,557,758	1,830,628
Amortization of intangible assets	674,460	704,952
Amortization of other deferred costs	83,868	102,095
Valuation adjustment for warrants liability	(1,268,084)	(1,224,407)
Share-based compensation expense	1,283,459	865,142
Other valuation adjustments	94,351	78,970
Loss on disposal of fixed assets	34,228	83,236
Gain on early extinguishment of lease liability	(33,059)	—
Provision for accounts receivable	89,002	13,692
Deferred tax expense	(9,574)	—
Changes in assets and liabilities, net of assets acquired:
Accounts and contract receivables	(2,122,715)	(1,264,184)
Other assets	319,962	(853,586)
Accounts payable	427,914	936,731
Accrued expenses	(276,301)	(781,283)
Deferred revenues	1,759,832	(180,110)
Net cash provided by (used in) operating activities	810,028	(4,273,389)

Investing activities:
Purchases of property and equipment	(117,182)	(1,635,952)
Capitalization of software development costs	—	(351,316)
Payment for acquisition	—	(5,890,402)
Net cash used in investing activities	(117,182)	(7,877,670)

Financing activities:
Principal repayments on term loan	(990,506)	(505,950)
Principal payments on capital lease obligation	(403,701)	(49,509)
Recovery (payment) of deferred financing costs	2,111	(112,800)
Proceeds from exercise of stock options and stock purchase plan	207,779	50,206
Net cash used in financing activities	(1,184,317)	(618,053)
Decrease in cash and cash equivalents	(491,471)	(12,769,112)
Cash and cash equivalents at beginning of period	6,522,600	17,924,886
Cash and cash equivalents at end of period	$6,031,129	$5,155,774

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	July 31, 2015	January 31, 2015	July 31, 2014
Streamline Health Software Licenses	$20,996,000	$20,888,000	$1,955,000
Third Party Hardware and Software	220,000	244,000	238,000
Professional Services	5,934,000	7,485,000	6,774,000
Maintenance and Support	22,921,000	21,304,000	25,608,000
Software as a Service	19,600,000	22,574,000	26,908,000
Total	$69,671,000	$72,495,000	$61,483,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	July 31, 2015
	Value	% of Total Bookings
Streamline Health Software licenses	$2,367,000	40%
Software as a service	527,000	9%
Maintenance and support	1,223,000	21%
Professional services	1,745,000	30%
Hardware & third party software	—	0%
Total bookings	$5,862,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Non-GAAP financial measures are used by Streamline Health’s management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net earnings (loss) to non-GAAP adjusted EBITDA (in thousands)

	Three Months Ended,		Six Months Ended,
Adjusted EBITDA Reconciliation	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Net loss	$(564)	$(2,275)	$(2,430)	$(4,946)
Interest expense	248	174	492	343
Income tax (benefit) expense	3	1	—	2
Depreciation	311	210	625	361
Amortization of capitalized software development costs	775	914	1,558	1,831
Amortization of intangible assets	337	346	674	705
Amortization of other costs	7	43	48	71
EBITDA	1,117	(587)	967	(1,633)
Share-based compensation expense	631	422	1,283	865
Loss on disposal of fixed assets	—	83	34	83
Associate severances and other costs relating to transactions or corporate restructuring	67	126	206	576
Non-cash valuation adjustments to assets and liabilities	49	(46)	(1,173)	(1,145)
Transaction related professional fees, advisory fees and other internal direct costs	7	11	20	175
Other non-recurring operating expenses	—	489	—	1,063
Other non-recurring income	—	—	(750)	—
Adjusted EBITDA	$1,871	$498	$587	$(16)
Adjusted EBITDA Margin(1)	22%	7%	4%	—%
Adjusted EBITDA per diluted share
Loss per share — diluted	$(0.05)	$(0.14)	$(0.16)	$(0.30)
Adjusted EBITDA per adjusted diluted share (2)	$0.09	$0.02	$0.03	$—

Diluted weighted average shares	18,628,288	18,174,193	18,614,622	18,160,213
Includable incremental shares — adjusted EBITDA (3)	2,237,608	3,614,119	2,623,593	—
Adjusted diluted shares	20,865,896	21,788,312	21,238,215	18,160,213

(1)	Adjusted EBITDA as a percentage of GAAP revenues
(2)	Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.
(3)

The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.